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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-83606), S-4 (No. 333-69607), and S-8
(No. 333-62723) of Price Legacy Corporation of our report dated January 25, 2002, except for Note 14, as to which the date is January 31, 2002, relating to the consolidated financial statements and financial statement schedules, which appears in this Form 10-K.


PricewaterhouseCoopers LLP


San Diego, California
March 20, 2002